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                                                                [EXECUTION COPY]


                           AMENDMENT NO. 2 AND WAIVER
                                       to
                              Amended and Restated
                           Loan and Security Agreement
                          dated as of December 20, 1996

         AMENDMENT NO. 2 AND WAIVER entered into as of March ___, 1997 among RIDGEVIEW, INC., a North Carolina corporation, SENECA KNITTING MILLS CORPORATION, a New York corporation, INTERKNIT, INC., an Alabama corporation (collectively, the "Borrowers"), and NATIONSBANK, N.A. (SOUTH), a national banking association (the "Lender").

                              Preliminary Statement

         The Borrowers and the Lender are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 20, 1996, as amended by Amendment No. 1 dated as of January 31, 1997 (as so amended, the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined).

         The Borrower has requested an adjustment to the amortization schedule of the Term Loan and the waiver of certain financial covenant defaults and the Lender has agreed to such requests, subject to all of the terms, conditions and provisions hereinafter set forth.

         NOW, THEREFORE, in consideration of the Loan Agreement, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to Loan Agreement. Subject to the provisions of
Section 3, the Loan Agreement is hereby amended as follows:

         (a) by amending Section 2B.2 thereof in its entirety to read as follows:

                  Section 2B.2 Repayment of Term Loan. The Term Loan is due and payable, and shall be repaid in full by the Borrowers, in twenty-six
         (26) installments as follows: the first twenty-five (25) installments, payable commencing on January 1, 1997 and the first day of each calendar month thereafter, shall be in the amount of $53,667 each and the final installment payable on January 10, 1999 shall be in the amount of the then unpaid balance of the Term Loan.

         (b) by amending Section 10.5 thereof by adding prior to the final punctuation thereof the following "; provided that Capital Expenditures made or incurred by Ridgeview and its



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Subsidiaries during the fiscal year of the Borrowers ending December 31, 1997 shall not exceed, in the aggregate, $3,500,000".

         Section 2. Waiver. Subject to the provisions of Section 3 hereof, the Lender hereby waives compliance, and the effects of noncompliance, by the Borrowers with the provisions of (a) Sections 10.1(a)(iii) and 10.1(b)(iii) of the Loan Agreement for the 12-month period ended December 31, 1996 to the extent that such noncompliance results solely from the inclusion in the calculation thereof of more than $644,004 of the outstanding principal balance of the Term Loan as current maturities of Funded Debt, and (b) Section 10.6(ii) of the Loan Agreement to the extent that dividends paid during the fiscal year of the Borrowers ending December 31, 1996 did not exceed $85,000.

         Section 3. Effectiveness. The provisions of Sections 1 and 2 shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which

         (a) the Lender shall have received counterparts of this Amendment duly executed by the Borrower, together with the Consent and Confirmation attached hereto duly executed by the Guarantor;

         (b) a certificate of the chief operating officer or president of each Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, in each case after giving effect to this Amendment:

                  (i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct as of the Amendment Effective Date, and

                  (ii) no Default or Event of Default exists; and

         (c) such other documents and instruments as the Lender may reasonably request.

         Section 4. Effect of Amendment. Upon and after the effectiveness of this Amendment as provided in Section 3 hereof, all references to the Loan Agreement in the Loan Agreement or in any other Loan Document shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not, and will not, amend, modify or supplement any provision of or con stitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

         Section 5. Representations and Warranties. Each Borrower hereby makes the following representations and warranties to the Lender, which representations and warranties shall survive the delivery of this Amendment and the making of Loans under the Loan Agreement as amended hereby:


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         (a) Organization; Power; Qualification. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which failure to be so qualified and authorized would have a Materially Adverse Effect.

         (b) Authorization of Agreements. Each Borrower has the right and power and has taken all necessary action to authorize it to execute, deliver and perform this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Borrower and is a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

         (c) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any applicable law relating to such Borrower or any of its Affiliates,

                  (ii) conflict with, result in a breach of or constitute a default under (i) the articles of incorporation or by-laws or any shareholders' agreement of such Borrower, (ii) any indenture, agreement or other instrument to which such Borrower is a party or by which any of its property may be bound or (iii) any Governmental Approval relating to such Borrower, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

         Section 6.  General Provisions.

         (a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Georgia.

         (b) Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                           RIDGEVIEW, INC.

[CORPORATE SEAL]

Attest:                                    By: ______________________________
                                               Hugh R. Gaither
By: __________________________                 President
    Name: ____________________
    Title: ___________________

                                           SENECA KNITTING MILLS CORPORATION

[CORPORATE SEAL]

Attest:                                    By: ______________________________
                                               Hugh R. Gaither
By: __________________________                 President
    Name: ____________________
    Title: ___________________

                                           INTERKNIT, INC.

[CORPORATE SEAL]

Attest:                                    By: ______________________________
                                               Hugh R. Gaither
By: __________________________                 President
    Name: ____________________
    Title: ___________________


                                           NATIONSBANK, N.A. (SOUTH)


                                           By: ______________________________
                                               Scott K. Goldstein
                                               Vice President





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                            CONSENT AND CONFIRMATION

         The undersigned, GPM Corporation, as the maker of the Subsidiary Guaranty, hereby acknowledges receipt of the foregoing Amendment No. 2 and Waiver and confirms, for the benefit of the Borrowers and the Lender, that the Subsidiary Guaranty remains in full force and effect, in accordance with its terms, as to Secured Obligations of the Borrower under the Loan Agreement as amended by the said Amendment No. 2 and Waiver and is hereby in all respects ratified and confirmed.

Dated:  As of March ___, 1997

                                        GPM CORPORATION


                                        By: ______________________________
                                            Hugh R. Gaither
                                            President